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               SECURITIES AND EXCHANGE COMMISSION

                     Washington D. C.  20549

                          _____________

                            FORM 8-K

             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):      November 10, 2000


                      Hecla Mining Company
_____________________________________________________________
     (Exact name of registrant as specified in its charter)


                            Delaware
_____________________________________________________________
         (State or other jurisdiction of incorporation)


          1-8491                             82-0126240
_____________________________________________________________
(Commission File Number)   (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                              83815-8788
_____________________________________________________________
(Address of principal executive offices)          (Zip Code)


                         (208) 769-4100
_____________________________________________________________
                 (Registrant's Telephone Number)







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Item 5.   OTHER EVENTS.


     Exhibit 99 - Press Release dated November 10, 2000



                            SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              HECLA MINING COMPANY




                              By  /s/ Michael B. White
                                -----------------------------
                                Name:   Michael B. White
                                Title:  Vice President -
                                         General Counsel


Dated:  November 13, 2000
















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                          EXHIBIT INDEX



EXHIBIT NO.              TITLE


99 -          Press Release dated November 10, 2000